Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.26R

NINETEETH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Nineteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided Precision eMail® for Customer’s use, pursuant to the Agreement; and

WHEREAS, Customer has previously requested and CSG has provided an ****** ******* Volume, No Attachments Precision eMail bundle at the ******* ******* (**********) ****** level; and

WHEREAS, Customer has requested and CSG has agreed to provide an ****** ******* Volume, No Attachments Precision eMail bundle at the ******* ******* (**********) ****** level, pursuant to the terms of this Amendment.

NOW, THEREFORE, CSG and Customer agree to the following as of the Effective Date (defined below):

1.    Customer has requested and CSG has agreed to provide an ****** ******* Volume, No Attachments Precision eMail bundle at the ******* ******* (**********) ****** level at the rate of $********** (the “Bundle Fee”).

2.    Therefore, upon execution of this Amendment, CSG shall invoice Customer and Customer shall pay the Bundle Fee (as a ********, ******* *******) and, further, CSG shall provide, pursuant to the terms of the Agreement, the ****** ******* Volume, No Attachments Precision eMail bundle to Customer.

[SIGNATURE PAGE FOLLOWS]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, Secretary & General Counsel
Date: 8/20/18	Date: 8/24/18